UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2009

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Zebra Incentive Plan

On February 12, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Zebra Technologies Corporation (the “Company”) approved the 2009 Zebra Incentive Plan (the “2009 Plan”). Participation in the 2009 Plan is limited to management-level employees of the Company and its subsidiaries. Participants include all of the Company’s executive officers, including Anders Gustafsson, Hugh K. Gagnier, Philip Gerskovich, Michael C. Smiley and Michael H. Terzich (such individuals, “Named Officers”).

Performance Components.

Financial Performance Component. Incentive awards for participants under the 2009 Plan are based on two incentive performance components. One is a financial performance component (the “Financial Component”) consisting of the achievement of one or more financial performance goals of the Company and/or, if applicable, of the participant’s assigned business unit. Performance achievement with respect to the Financial Component is measured both for the whole fiscal year (the “Annual Performance Period”) and for each of two separate two-quarter performance periods (each, a “Semi-Annual Performance Period”). The first Semi-Annual Performance Period consists of the Company’s first two fiscal quarters of 2009, and the second Semi-Annual Performance Period consists of the last two fiscal quarters of 2009.

The Financial Component’s performance goals are expressed in terms of financial performance measures which are described in the 2009 Plan (the “Financial Performance Goals”). In cases where multiple Financial Performance Goals are the basis of the Financial Component of a participant’s incentive award, such as when the Financial Component is tied to the performance of the Company and of a business unit, or to multiple performance measures of a business unit (e.g., revenue, total bookings, adjusted EBITDA), a relative weight percentage is assigned to each of the Financial Performance Goals such that the total of all weight percentages assigned to the multiple Financial Performance Goals for the participant equals 100%. In such cases, the achievement of such financial performance measures will be calculated separately and the assigned weighting with respect to each financial performance measure shall be used to determine the achievement of the Financial Performance Goal.

With respect to the Named Officers, Messrs. Gustafsson’s, Smiley’s and Gerskovich’s Financial Performance Goals for the Semi-Annual Performance Periods are based on consolidated income from operations of the Company, and Messrs. Gagnier’s and Terzich’s Financial Performance Goals for the Semi-Annual Performance Periods are based 75% on consolidated income from operations of the Company and 25% on income from operations of their assigned business unit, the Specialty Printer Group (“SPG”). Such Financial Performance Goals for the Semi-Annual Performance Periods (“Semi-Annual Performance Goals”) for the Company’s executive officers, including the Named Officers, are established by the Committee. The Named Officers’ Semi-Annual Performance Goals for the first Semi-Annual Performance Period were established at budgeted levels of income from operations (for both the Company and SPG). The Semi-Annual Performance Goals of the Company’s executive officers, including the Named Officers, for the second Semi-Annual Performance Period will be determined by the Committee within 45 days after the beginning of the second Semi-Annual Performance Period.

Under the 2009 Plan, the Financial Performance Goals for each participant for the Annual Performance Period (“Annual Performance Goals”) will be the sum of the participant’s Semi-Annual Performance Goals for the two Semi-Annual Performance Periods. Each participant’s Semi-Annual Performance Goals will be based on the same performance measure (e.g., income from operations) for both Semi-Annual Performance Periods.

Personal Component. Each participant’s incentive award under the 2009 Plan is also based on a second component (the “Personal Component”) consisting of the achievement of one or more other performance goals (the “Personal Performance Goals”). Performance achievement with respect to the Personal Component is measured for the Annual Performance Period.

The Personal Performance Goals of the Company’s executive officers, including the Named Officers, will be determined by the Committee prior to March 31, 2009.

Incentive Award Payout Levels.

The incentive award of each participant under the 2009 Plan will be calculated separately with respect to its Financial Component and Personal Component. For each participant, each such component is assigned a relative weight percentage such that the total of both weight percentages (each, a “Weighting Percentage”) assigned to the two components equals 100%. The Weighting Percentages for the Company’s executive officers, including the Named Officers, was determined by the Committee and is 80% for the Financial Component and 20% for the Personal Component.

Each participant is also assigned a target incentive award percentage (each, a “Target Percentage”). The Named Officers’ Target Percentages are set forth in their respective employment agreements as targeted percentages of their respective base salaries. Their Target Percentages are as follows: Mr. Gustafsson, 100%; Mr. Smiley, 50%; Mr. Gerskovich, 50%; Mr. Gagnier, 45%; and Mr. Terzich, 45%.

The 2009 Plan sets forth for each Financial Performance Goal, for the Annual Performance Period and each Semi-Annual Performance Period, a “Performance Payout Percentage.” The Performance Payout Percentages that will be awarded for achievement of Semi-Annual Financial Performance Goals and the Annual Financial Performance Goals at various performance levels are as follows, except that the maximum Performance Payout Percentages for achievement of a Semi-Annual Performance Goal for either Semi-Annual Performance Period is 100%.

Goal Achievement Level	Performance Payout Percentage
75.0%	0%
80.0%	20%
85.0%	40%
90.0%	60%
95.0%	80%
100.0%	100%
105.0%	125%
110.0%	150%
115.0%	175%
120.0%	200%

Performance between any of the stated achievement levels shall be interpolated on a straight line basis between such stated performance levels.

Under the 2009 Plan, the level of achievement of each Personal Performance Goal will correspond to a “Personal Payout Percentage.” The Personal Payout Percentages that will be awarded for achievement of Personal Performance Goals by Named Officers will be determined by the Committee prior to March 31, 2009.

Financial Component Incentive Award. Each participant is eligible to earn an incentive award based on achievement of the participant’s Semi-Annual Performance Goals and the participant’s Annual Performance Goals.

Each participant’s incentive award with respect to the participant’s Semi-Annual Performance Goals for both Semi-Annual Performance Periods (the “Combined Semi-Annual Award”) shall be calculated as the participant’s Financial Component’s Weighting Percentage multiplied by the sum of (i) the participant’s base earnings paid by the Company (excluding payments of all incentive compensation, commissions, imputed income, and any other non-base pay forms of compensation) (“Base Earnings”) during the first Semi-Annual Performance Period, multiplied by the participant’s Target Percentage, multiplied by the participant’s Performance Payout Percentage for the first Semi-Annual Performance Period, plus (ii) the participant’s Base Earnings during the second Semi-Annual Performance Period, multiplied by the participant’s Target Percentage, multiplied by the participant’s Performance Payout Percentage for the second Semi-Annual Performance Period.

Each participant’s incentive award with respect to the participant’s Annual Performance Goals (the “Annual Award”) shall be calculated as the amount, if any, by which (i) the participant’s Financial Component’s Weighting Percentage, multiplied by the participant’s Base Earnings during the Annual Performance Period, multiplied by the participant’s Target Percentage, multiplied by the participant’s Performance Payout Percentage for the Annual Performance Period, exceeds (ii) the amount of the Combined Semi-Annual Award.

Personal Component Incentive Award. Each participant’s incentive award with respect to the participant’s Personal Component (the “Personal Award”) shall be calculated as the participant’s Personal Component’s Weighting Percentage multiplied by the participant’s Base Earnings during the Annual Performance Period, multiplied by the participant’s Target Percentage, multiplied by the participant’s Personal Payout Percentage.

A participant’s total incentive award under the 2009 Plan will consist of the participant’s Combined Semi-Annual Award (if any), Annual Award (if any) and Personal Award (if any).

The above description of the 2009 Plan is qualified in its entirety by reference to the complete text of the 2009 Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	2009 Zebra Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: February 18, 2009	By:	/s/ Anders Gustafsson
Anders Gustafsson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	2009 Zebra Incentive Plan